UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2015 (March 24, 2015)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Pro Forma Financial Statements

On July 1, 2014, Memorial Production Partners LP (the “Partnership”) consummated its acquisition of oil and natural gas liquids properties in Wyoming from Merit Energy Company, LLC and certain of its affiliates (the “Acquisition”). This Current Report on Form 8-K includes as Exhibit 99.1 pro forma financial statements for the year ended December 31, 2014 reflecting the Acquisition. These pro forma financial statements supplement the Partnership’s previously filed financial statements relating to the Acquisition and are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Revolving Credit Facility

In connection with the semi-annual borrowing base redetermination by lenders under the Partnership’s revolving credit facility, the borrowing base under the revolving credit facility decreased from $1.44 billion to $1.3 billion. This reduction in the borrowing base is primarily the result of the deterioration of commodity prices in the oil and natural gas industry. The new borrowing base is effective March 24, 2015.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

An unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014, including notes thereto, which gives effect to the Acquisition and related financing transactions, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Memorial Production Partners LP’s Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014

99.2	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.2 of the Partnership’s Current Report on Form 8-K (File No. 001-35364) filed on July 1, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: March 24, 2015	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Memorial Production Partners LP’s Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014

99.2	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.2 of the Partnership’s Current Report on Form 8-K (File No. 001-35364) filed on July 1, 2014)